Supplement Dated February 3, l997 to Prospectus of Gradison
          Government Income Fund Dated May 1, l996

1- The name of the Fund has been changed to the Gradison
Government Income Fund.

2- The following sentence is added to the end of the second paragraph of the "Purchases and Redemptions" section on page six of the Prospectus:

     The Fund sells shares without a sales charge to accounts of financial institutions or broker-dealers that charge account management fees, provided the Distributor has entered into an agreement with respect to such accounts.